EXHIBIT L

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of BlueCity Holdings Limited, a Cayman Islands exempted company, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: April 30, 2022

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[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 30, 2022.

BLUECITY MEDIA LIMITED

/s/ Baoli Ma
Name:	Baoli Ma
Title:	Director

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IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 30, 2022.

SHIMMERY SAPPHIRE HOLDING LIMITED

/s/ Shanica Maduro-Christopher

/s/ Susan Palmer
Name: Susan Palmer and Shanica Maduro-Christopher

Title: Authorised Signatory

(For and on behalf of Rustem Limited as Director of Shimmery Sapphire Holding Limited)

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IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 30, 2022.

CANTRUST (FAR EAST) LIMITED
/s/ Shanica Maduro-Christopher

/s/ Susan Palmer
Name: Susan Palmer and Shanica Maduro-Christopher

Title: Authorised Signatory (For and on behalf of Cantrust (Far East) Limited as Trustee of Shimmery Diamond Trust)

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 30, 2022.

Mr. Baoli Ma

/s/ Baoli Ma
Name: Baoli Ma

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 30, 2022.

AVIATOR D, L.P.

by CDH China HF Holdings Company Limited, its general partner
/s/ William Hsu
Name: William Hsu
Title: Director

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 30, 2022.

CDH CHINA HF HOLDINGS COMPANY LIMITED

/s/ William Hsu
Name: William Hsu
Title: Director

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 30, 2022.

RAINBOW RAIN LIMITED

/s/ William Hsu
Name: William Hsu
Title: Director

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 30, 2022.

ROGER FIELD FUND, L.P.

by CDH Harvest Holdings Company Limited, its general partner
/s/ William Hsu
Name: William Hsu
Title: Director

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 30, 2022.

CDH HARVEST HOLDINGS COMPANY LIMITED

/s/ William Hsu
Name: William Hsu
Title: Director

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 30, 2022.

Mr. Shangzhi Wu

/s/ Shangzhi Wu
Name: Shangzhi Wu

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